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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36048) of ImproveNet, Inc. of our report dated February 14, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
San Jose, California
April 11, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS